EXHIBIT 10.10

                             GUARANTY  AGREEMENT


          WHEREAS, Mediatrain.Net, Inc., a Texas corporation, whose address is 11111 Wilcrest Green, Suite 207, Houston, Texas 77042, (the "Seller") has entered into a Promissory Note dated December 13, 2001, (the "Note") with Pro Squared, Inc. with offices at 1770 Saint James Place, Suite 115, Houston, Texas 77056 (hereinafter " PRO "), pursuant to which Seller has incurred and is expected in the future to incur certain obligations to PRO;

          WHEREAS, the undersigned (hereinafter whether one or more, "Guarantor") is a shareholder of the Seller or a "subsidiary," "parent" or "affiliated corporation or other entity" (each of such terms as defined in Article 1302-2.06C of the Texas Miscellaneous Corporation Laws Act) of the Seller in that the undersigned owns or controls a majority of the capital stock of Mediatrain.Net, Inc., and/or this guaranty reasonably may be expected to benefit, directly or indirectly, the Guarantor; and

           WHEREAS, in consideration of and to induce PRO to continue to sub-contract the work of Seller pursuant to the Note and to make other financial accommodations to Seller, whether pursuant to the Note or otherwise, Guarantor has and does hereby guarantee the payment of all obligations of Seller to PRO to the extent herein and hereafter stated;

          NOW, THEREFORE, KNOW ALL PERSONS BY THESE PRESENTS: That in consideration of the premises:

          1. Guarantor unconditionally guarantees the prompt payment to PRO , its successors and assigns, of all amounts up to not more than $50,000.00 owing by Seller to PRO with respect to the Note together with any and all amendments or modifications thereof and all amounts owing by Seller to PRO outside of the Note, whether with or without notice to Guarantor, together with such interest as may accrue pursuant to the Note on amounts outstanding under the Note or any other interest that may accrue, according to its tenor and effect, and reasonable attorney's fees and other expenses if such claim, demand or indebtedness be placed with an attorney for collection, or if collected through the probate or bankruptcy court, receivership proceedings or any proceeding in federal court, and reorganization in any federal court proceeding, or suit, or suits. The obligations described in this paragraph 1 are herein referred to as the "Obligations".

          2. This guaranty is an absolute, complete and continuing one, and no notice of the Obligations need be given to the Guarantor. Seller and PRO may rearrange, amend, and/or modify the Obligations without notice to the Guarantor and in such event Guarantor will remain fully bound hereunder on such Obligations. The Guarantor hereby expressly waives presentment, demand, protest and notice of protest and dishonor on any and all forms of such indebtedness, and also notice of acceptance of this guaranty, acceptance on the part of PRO being conclusively presumed by its request for this guaranty and delivery of the same to it.

          3. Guarantor authorizes PRO , without notice or demand and without affecting its liability hereunder, to take and hold security for the payment of this guaranty and/or the Obligations guaranteed, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as PRO in its discretion may determine; and to obtain a guaranty of the Obligations from any one or more other persons, corporations or entities whomsoever and at any time or times to enforce, waive, rearrange, modify, limit or release such other persons, corporations or entities from their obligations under such guaranties.

          4. Guarantor waives any right to require PRO to (a) proceed against the Seller, (b) proceed against or exhaust any security held from the Seller, or (c) pursue any other remedy in PRO 's power whatsoever. Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of the Seller or any other guarantor of the Obligations, and shall remain liable hereon regardless of whether Seller or any other guarantor be found not liable thereon for any reason. Until all the Obligations shall have been paid in full, Guarantor shall have no right of subrogation, and waives any right to enforce any remedy which PRO now has or may hereafter have against Seller, and waives any benefit of and any right to participate in any security now or hereafter held by PRO . Guarantor expressly waives all rights, if any, which Guarantor may have under Texas Business and Commerce Code Section 34.02.

          5. Guarantor will within five (5) days from date of notice from PRO of Seller's failure to pay any of the Obligations when due, pay to PRO the amount due and unpaid by said Seller. The failure of PRO to give notice shall not in any way release Guarantor hereunder. Said notice will not be delivered, nor demand made before one year from the date of the Promissory Note executed by Seller (December 13, 2001).

          6. It is expressly agreed that the liability of Guarantor for the payment of the Obligations secured hereby shall be primary and not secondary.

          7. In all instances herein, the singular shall be construed to include the plural and the masculine to include the feminine.

          8. This guaranty is and shall be in every particular available to the successors and assigns of PRO and is and shall always be fully binding upon the heirs, administrators, successors and assigns of Guarantor.

          9. Performance of this guaranty shall be solely within Harris County, Texas. As such, venue is proper in Harris County, Texas under the provisions of the Texas Civil Practices & Remedies Code.

          10. To the maximum extent permitted by applicable law, all issues relating to this guaranty shall be construed according to the laws of the State of Texas. For purposes of any suit relating to this guaranty, Guarantor and PRO submit themselves to the jurisdiction of any court sitting in the State of Texas and further agree that venue in any suit arising out of this guaranty shall be fixed in Harris County, Texas. Final judgment in any suit shall be conclusive and may be enforced in any jurisdiction within or without the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of such liability.

          11. PRO agrees to use commercial best efforts to liquidate all Mediatrain.net, Inc. collateral prior to making demand under this Guaranty.
Further, PRO agrees in consideration of this Guaranty to make no demand on Guarantor before December 13, 2002.

          12. This guaranty represents the entire agreement between the parties with respect to the subject matter contained herein, and may not be amended or modified except by written instrument executed by Guarantor and PRO . This guaranty supersedes and replaces any prior agreement among the parties, oral or written with respect to the subject matter hereof. No representations, whether oral or written, are being relied upon which are not expressly set forth in this guaranty or in the Note. The parties recognize that any oral representations and prior written representations are "merged" into this guaranty and the Note, and no reliance can be placed thereon.

          13     Should  a  court  of  competent  jurisdiction  rule  that  any consideration paid hereunder is in fact or in law to be treated as interest, in no event shall Guarantor be obligated to pay that interest at a rate in excess of the maximum amount permitted by law, and all agreements, conditions, or stipulations contained herein, if any, which may in any event or contingency whatsoever operate to bind, obligate, or compel Guarantor to pay a rate of interest exceeding the maximum rate of interest permitted by law shall be without binding force or effect at law or in equity to the extent only of the excess of interest over such maximum rate of interest permitted by law. Also in such event, PRO may "spread" all charges characterized as interest over the entire term of all transactions with Guarantor or Seller and will refund to Seller or Guarantor the excess of any payments made over the highest lawful rate. It is the intention of the parties hereto that in the construction and interpretation of this guaranty, the foregoing sentence shall be given precedence over any other agreement, condition, or stipulation herein contained which is in conflict with same.

          WITNESS  THE  EXECUTION  HEREOF,  this  the  13 day of December, 2002.

Address:



                              Name:     /s/ Jeffery  M.  Spencer
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